UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2013

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80802 (Zip Code)
(Address of principal executive office)
(303) 293-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets
On December 10, 2013, Bill Barrett Corporation (the “Company”) closed on its previously announced sale to funds affiliated with EnerVest, Ltd. (“EnerVest”) of all of the Company’s natural gas producing properties and related compression and gathering assets in the West Tavaputs area of the Uinta Basin under the Purchase and Sale Agreement between the Company and EnerVest dated October 22, 2013 (the “Agreement”), as amended by the Amended Purchase and Sale Agreement dated as of December 10, 2013 (the “Amended Agreement”). Total consideration, prior to customary closing adjustments, was $369.0 million and included approximately $46.0 million for EnerVest's assumption of the Company's lease financing obligation related to compressor units on the property.
The foregoing is not a complete description of all the terms and provisions of the Agreement and the Amended Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 2 to the Company’s Current Report on Form 8-K filed on October 25, 2013, and the Amended Agreement, a copy of which is attached hereto as Exhibit 2.1, which are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure
On December 10, 2013, the Company announced the completion of the sale to EnerVest described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Financial Information of the Company as of September 30, 2013, for the Three and Nine Months Ended September 30, 2013 and for the Year Ended December 31, 2012, are set forth in Exhibit 99.2.

(d)	Exhibits

Exhibit Number	Description of Exhibit

2
Purchase and Sale Agreement dated October 22, 2013 between Bill Barrett Corporation and Enervest Energy Institutional Fund XIII-A, Enervest Energy Institutional Fund XIII-WIB, L.P., and Enervest Energy Institutional Fund XIII-WIC, L.P. [Incorporated by reference to Exhibit 2 of our Current Report on Form 8-K filed with the Commission on October 25, 2013.]

2.1
Amended Purchase and Sale Agreement dated December 10, 2013 between Bill Barrett Corporation and Enervest Energy Institutional Fund XIII-A, Enervest Energy Institutional Fund XIII-WIB, L.P., and Enervest Energy Institutional Fund XIII-WIC, L.P.

99.1	Press Release, dated December 10, 2013.
99.2
The Company's Unaudited Pro Forma Condensed Consolidated Financial Information as of September 30, 2013, for the Three and Nine Months ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2013	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2
Purchase and Sale Agreement dated October 22, 2013 between Bill Barrett Corporation and Enervest Energy Institutional Fund XIII-A, Enervest Energy Institutional Fund XIII-WIB, L.P., and Enervest Energy Institutional Fund XIII-WIC, L.P. [Incorporated by reference to Exhibit 2 of our Current Report on Form 8-K filed with the Commission on October 25, 2013.]

2.1
Amended Purchase and Sale Agreement dated December 10, 2013 between Bill Barrett Corporation and Enervest Energy Institutional Fund XIII-A, Enervest Energy Institutional Fund XIII-WIB, L.P., and Enervest Energy Institutional Fund XIII-WIC, L.P.

99.1	Press Release, dated December 10, 2013.
99.2
The Company's Unaudited Pro Forma Condensed Consolidated Financial Information as of September 30, 2013, for the Three and Nine Months ended September 30, 2013 and for the year ended December 31, 2012.